UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2008

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2008

ANNUAL REPORT

for the year ended December 31

SUMMARY FINANCIAL INFORMATION

	For the year ended December 31,
	2008		2007
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of year	$614,584,799	$64.75	$610,486,274	$64.81
Net realized and unrealized gain (loss) on investments	$(230,124,114)	$(26.58)	$33,936,693	$3.94
Net investment income	4,279,105	0.49	4,729,721	0.55
Distributions to Preferred shareholders	(4,726,109)	(0.55)	(4,726,109)	(0.55)
Distributions to Common shareholders	(30,293,340)	(3.50)	(34,481,934)	(4.00)
Proceeds from shares issued for distributions reinvested by shareholders	—	—	4,640,154	—
Net changes during year	$(260,864,458)	$(30.14)	$4,098,525	$(0.06)
End of year	$353,720,341	$34.61	$614,584,799	$64.75

Common market price per share	$28.29		$60.08
Common market discount from net asset value	18.3%		7.2%
Preferred asset coverage	653%		1,135%
Preferred liquidation preference per share	$27.50		$27.50
Preferred market price per share	$29.70		$32.25

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets of approximately $354,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.

Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2008 Investment Portfolio Returns

Total net assets of Source Capital amounted to $353,720,341 at December 31, 2008. After providing for Preferred Stock equity, Common equity amounted to $299,567,011 or $34.61 of net asset value per Common share. This compared with total net assets of $614,584,799, Common equity of $560,431,469, and net asset value per Common share of $64.75 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $35,019,449. As a result, Source Capital recorded a negative total investment return during 2008 of (42.8)% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides for the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income.

The regular quarterly distribution was reduced to $0.50 a Common share for the distribution payable December 15, 2008, from the prior $1 rate. The reduction in the distribution rate reflected the dramatic decline in the overall stock market and the resulting drop in the value of the Company's portfolio and share price.

On February 2, 2009, the Board of Directors voted to continue the current distribution rate and declared a regular quarterly distribution of $0.50 a Common share, payable March 15, 2009.

Market Prices and Shareholder Returns

In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

We continue to see differences between each year's market returns for Source shareholders (the change in Source's quoted price plus dividends received) and the actual investment returns earned by the Source portfolio. These differences can become more dramatic when the premium or discount fluctuates considerably. An increase in the premium (or decrease in the discount) will, of course, produce a market return greater than that actually earned on the underlying portfolio, while a decrease in the premium will have the opposite effect.

	Year-End
	Premium/ (Discount)	NAV	Market Price	Market Return	Net Asset Value Return
2008	(18.3)%	$34.61	$28.29	(47.1)%	(42.8)%
2007	(7.2)%	$64.75	$60.08	(5.2)%	6.1%
2006	4.3%	$64.81	$67.59	(1.9)%	4.3%
2005	10.4%	$66.79	$73.75	10.7%	14.9%
2004	13.2%	$63.20	$71.54	27.2%	19.5%
2003	4.9%	$56.62	$59.38	19.0%	45.7%
2002	26.1%	$41.90	$52.85	(5.9)%	(17.1)%
2001	10.1%	$55.45	$61.02	24.5%	24.7%
2000	8.4%	$48.62	$52.69	22.5%	9.6%
1999	(4.8)%	$50.70	$48.25	14.4%	23.1%

The following table presents 2008 market returns for both Common and Preferred shareholders:

	Common Stock	Preferred Stock
Change in Market Value:
NYSE Closing Price — 12/31/2008	$28.29	$29.70
NYSE Closing Price — 12/31/2007	60.08	32.25
Net change in 2008	$(31.79)	$(2.55)
Distributions in 2008	3.50	2.40
Total return — Amount	$(28.29)	$(0.15)
Total return — Percent	(47.1)%	(0.5)%

Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a negative return of (49.3)% during 2008. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 32 years since its inception experienced a positive annual compound rate of return of 13.3%.

Commentary

After a "mere" 15-20% decline in the first nine months, the market seriously swooned in the fourth quarter with losses of 20-25% for the major indexes. This brought the full year 2008 drop to 35-40%. If combined with the initial stages of the bear market during the last quarter of 2007, the total decline (so far) is roughly comparable to the 1973-74 market, which was arguably the worst since the Great Depression.

At this writing it is unclear whether the market bottomed during the fourth quarter, or this is still ahead of us. The S&P reached about 750 in late November, but closed the year 20% above this. January of 2009 has seen a market retreat however.

We believe that the market has concluded that the initial recapitalization of the banking system was inadequate given the increasing scope of its losses, now moving beyond exotic securities to more traditional assets like commercial real estate and leveraged buyout loans. Beyond financial concerns, the world economy appeared to be in free fall during the fourth quarter.

It is also an open question how effective the expected massive fiscal stimulus will be, given the offsetting dramatic increase in the personal savings rate—a reaction to both economic uncertainty and to the very large capital losses suffered in household real estate and equity holdings.

Source's performance for 2008, a full-year decline of 43%, was the worst in its modern history (post-1976) as well as worse than the market averages. We were very disappointed by this result, both as managers and as fellow shareholders.

We can assure our shareholders that we have and will continue to adhere to the investment philosophy of owning high-quality businesses, which we expect will outperform their competitors over a multi-year time horizon. They have leading market shares, superior returns on capital, and strong balance sheets.

At year-end the portfolio's historical earnings per share (EPS) growth rate was 15%, its return on virtually unleveraged equity was 16%, and net debt as a percent of capital was 17%. All this for a PE of just 10x. In contrast, the market's returns, growth, and leverage are all inferior, but the PE is 14x. These extremely favorable metrics auger well for future performance. We continue to believe that owning much better than average companies at below market valuation is the key to strong portfolio performance over the long run.

Source was down about 33% in the fourth quarter. The best performers were companies perceived as beneficiaries of lower oil prices—retailer O'Reilly Automotive (+15%), truckload carriers Heartland (+2%) and Knight (down 5%). Other stocks doing relatively well included Brown & Brown, Lincare, and CLARCOR.

On the negative side, the worst-performing portfolio companies were oil service companies—Noble and Helix—(down 50-70%) and firms providing products and services supporting life sciences research—Charles River Labs, and Life Technologies—which declined 40-50%. Unlike the oil service decline, which though overdone is understandable, the drop in the healthcare related companies appears to be unjustified by either actual or prospective business performance. Both are market leaders with extremely high operating margins and stable markets. At their November lows, each was selling at about 8x earnings. We added to positions in both oil service and life sciences research during the quarter.

For the year, the stock performance story is similar. The best performers were Heartland, Knight, and O'Reilly, while the worst were oil services and life sciences research support companies.

The table below shows performance for both Source and the benchmark Russell 2500, as well as leading large cap indexes. Returns for the longer 5- and 10-year periods have been more competitive than more recent periods. The investor who purchased equal amounts of Source, the S&P 500, and the Nasdaq ten years ago would find that his Source investment is worth twice the S&P and two and a half times the Nasdaq results.

	Fourth Quarter	2008	3 Years*	5 Years*	10 Years*
Source	(33.0)%	(42.8)%	(14.1)%	(2.8)%	5.9%
Russell 2500	(26.3)%	(36.8)%	(9.4)%	(1.0)%	4.1%
S&P 500	(21.9)%	(37.0)%	(8.4)%	(2.2)%	(1.4)%
Nasdaq	(24.6)%	(40.5)%	(10.6)%	(4.7)%	(3.2)%

*  Annualized Returns

Although we have had an occasional discussion of fixed-income investments and strategy in past shareholder letters, we have never, within memory, discussed the impact on performance of the fixed-income portion of the portfolio. We must depart from this practice now, however, because of the substantial negative effects which the extraordinary conditions in the bond market had on Source's fixed-income investments and, in turn, on Source's overall investment performance.

You may recall that Source's capital structure is modestly leveraged by the $54 million issue of Preferred stock, which pays a $2.40 annual dividend. Source's investment strategy has always been to neutralize this leverage by owning fixed-income securities roughly equal in value to its Preferred stock and yielding interest income which typically has covered the Preferred dividend and then some. Thus, fixed-income produced a modest enhancement to past Common stock investment returns.

In 2008, however, this was definitely not the case. Record high-yield spreads over Treasuries meant that bond prices declined and fixed-income contributed an absolute loss of about $6 million. When combined with the Preferred dividend, this had the effect of reducing equity returns by about 2.5 points, or nearly half of the 6 point difference between Source's full year return and that of the benchmark Russell 2500.

Steven Geist, whose responsibilities include managing Source's fixed-income investments, has contributed the following discussion of that portion of the portfolio.

For the fixed-income portion of Source Capital, 2008 was a difficult year. You may recall from our first quarter 2008 letter that we were adding bonds to the portfolio with a yield spread over an equivalent maturity Treasury bond of approximately 600 basis points. This translated into a yield-to-maturity of 9%, and we were quite satisfied with these purchases. Little did we know what the fourth quarter had in store for us. As can be seen in the following table, spreads on these bonds have considerably widened.

Company	Description	Spread over Treasury at Time of Purchase (bp)	Spread over Treasury at 12/31/08 (bp)
Brown Shoe	8.75% of 5/1/12	610	1900
Helix ESG	9.5% of 1/15/16	610	2200
Invacare	9.75% of 2/15/15	610	1200
Nova Chem.	6.5% of 1/15/12	650	4000
Rock-Tenn	9.25% of 3/15/16	610	900
Unisys	6.875% of 3/15/10	625	8500

Our bonds were not alone in this phenomenon, as the yield spread of a U.S. High Yield Master Index over Treasuries peaked at 2200 basis points and ended the year at a spread of close to 2000 basis points. Therefore, the question at hand is, why did the spreads change so significantly?

As you may know, prices of bonds move in the inverse direction to yields. As the yields on corporate bonds increased, indicated by the rise in spreads, the bond prices themselves took quite a tumble. This could be taken as a sign that investors had lost confidence in the ability of corporations to repay or refinance their debt. Thus, the greater perceived risk demanded a higher return.

Why the loss in investor confidence? During the fourth quarter, it became clear that the economy was in serious trouble. For the first time since 1952, consumers actually paid down some of their debt. While this is a positive in the long term, it means that over the short term consumers are buying fewer goods. Since consumer spending accounts for roughly 70% of gross domestic product, this serves as a nasty drag on the economy. Also, the number of industries lining up for a government bailout has continued to grow. Individual businesses were losing billions of dollars and warned of potential bankruptcy and the loss of tens of thousands of jobs. During 2008, 2.6 million jobs were lost with 2 million of those occurring in the fourth quarter alone. The unemployment rate ended the year at 7.2%, the highest rate in 16 years. Such data are not a bullish indicator for the 2009 economy.

Given this backdrop, it is not surprising that spreads would rise. Some investors may have felt that it became too risky to hold corporate bonds. If so, this may have caused some forced selling by hedge funds and asset management firms to raise cash needed to fund redemptions. Of course, in any market if an asset is deemed to be selling at a discount, at some point value investors will begin buying and the bond price will move back up. At the time of this writing, in January of 2009, this is in fact what we are seeing and the spreads have begun to tighten although not to the levels seen in early 2008.

Now, let us look at some specific bonds in the Source portfolio. We will discuss the two most egregious examples of spread widening, Nova Chemicals and Unisys.

Nova Chemicals is a leading producer of ethylene and polyethylene (most widely used plastic material in the world). The primary feedstock is ethane gas, which is sourced from and formula-priced based on natural gas. As energy prices peaked in mid-2008, the operating margins of Nova were severely tested. Even so, as of the end of the third quarter of 2008, Nova had $75 million of cash on the balance sheet, generated $165 million of year-to-date cash flow from operations, and has an untapped $500 million credit facility. In terms of its credit statistics, Nova covered interest expense by 4.5x after capital expenditures and had a leverage ratio (debt to earnings before interest, taxes, depreciation and amortization) of only 2.0x. These ratios are quite good for a cyclical company. The concern of the marketplace is the Nova debt which matures in April of 2009. This is a $250 million issue the company must retire. Considering that it too is selling at a discount to face value, we believe the company should purchase some of these bonds in the open market, prior to maturity, from the forced sellers mentioned above. When the company gets past the April maturity date, we expect the January 2012 bonds will recover in price.

Unisys, a provider of information technology services to corporations and government agencies for system integration, outsourcing, and infrastructure, is another example of a bond with an extremely wide spread. Unisys has annual sales of over $4.5 billion, just over $1 billion of debt on its balance sheet and over $400 million in cash. Over the last twelve months, the leverage ratio is less than 2.0x while its interest coverage ratio is approximately 5.0x. The company has three public debt issues outstanding, and the bond we own is the first to mature. Unisys produces hardware as well as software solutions. We feel the market is overly focused on softening hardware sales, which currently represent just 16% of sales. While these declining sales will continue to impact the company especially if the economy remains weak, we do believe Unisys has a sustainable business model. The credit ratios also indicate the company should have sufficient headroom in the event of a further loss of business.

Consequently, we have our reasons to continue to have confidence in these companies. We are also well aware of the inherent risks in the current economy and the impact it may have on any particular company. While we have typically used a buy-and-hold strategy in the bond portfolio, we will sell any company bond when we believe the repayment or refinance risk is working against us.

Returning to our discussion of the equity portfolio, we have responded to the previously noted price declines in energy companies by adding to our positions. But we have taken a focused, not a shotgun approach. Specifically we have emphasized oil service companies with a significant portion of their business in deep water offshore.

Although the modern oil industry dates back to the well drilled by Colonel Drake in Titusville, Pennsylvania in 1858, it is only much more recently, after World War II, that the industry first ventured offshore.

There are significant technical challenges associated with both exploring and developing discoveries offshore, and especially in deeper waters. It has been accomplished only with the help of an impressive stream of technical innovations, which continue to this day.

Initially offshore activity required that both drilling rigs and production platforms be attached to the sea floor. This limited drilling to about 400 feet of water. Permanent production platforms ultimately went deeper than this, but became uneconomic at water depths greater than 1,000 feet.

More recently, petroleum engineers have succeeded in developing techniques to drill commercially at ever increasing depths, currently exceeding two miles, as well as methods to develop and produce a successful discovery.

Operations in deep water have both significant barriers to entry as well as strong growth prospects. Because it is so technically demanding, only a small number of companies have the expertise to operate safely and efficiently in this environment. Very expensive equipment is required. On the drilling side, a semi-submersible or drill ship costs $500-750 million, and a fleet of several vessels currently is the minimum needed to be viewed as a credible operator.

Because the industry's ability to deal with deep-water challenges is extremely recent, much of the prospective geology in deep water is still relatively unexplored. Interest levels have been high, there have been numerous large discoveries, and current growth is being constrained by limited drilling capacity.

There has been considerable concern that depressed oil prices will reduce industry investment, including deep water. While there is no question that deep water is an expensive place to operate, and is not especially helped by current price levels, there are several mitigating factors.

First, although deep-water activity is expensive, the basins are so lightly explored that discoveries tend to be very large; thus, cost per recoverable barrel is often not much different than in shallow water or on land.

Second, exploring and developing deep-water discoveries is a very long-term activity and the large national oil companies and super majors managing most of the projects have very long time horizons. They aim to prevent short-term oil price volatility from disrupting multi-decade projects.

In addition, we believe the recent profound decline in oil prices, driven by reduced levels of economic activity worldwide, is as unsustainable as the huge price spike that preceded it. Lower oil prices will be met by a supply response (lower investment and production), amplified by the natural decline curve of many aging fields. Eventually, when economic activity revives and boosts demand, prices will move to higher and more sustainable levels. As patient investors, we are quite prepared to wait for this return to market equilibrium.

And beyond this cyclically-driven medium-term improvement in the oil markets, secular longer-term trends remain very attractive. Demand, driven by developing nations like India and China, will grow faster than supply, which may in fact be close to a peak, boosting prices and supporting the technically challenging and more expensive exploration and development in deeper waters.

Source holds shares in four companies with a significant part of their business driven by deep-water activities. Combined they are about 9% of the portfolio, with Noble being the largest position. Average PE is under 6x, return on equity is 33%, and net debt as a percent of capital is a low 19%. The stock prices on December 31 represented an average 68% decline from the year 2008 highs.

Along with Transocean and Diamond Offshore, Noble is one of the leading offshore drilling contractors. Although it continues to operate jackups in relatively shallow waters (up to 400 feet), Noble's expansion focus has been on deep water, and the equipment it has been adding to the fleet is primarily semi-submersibles and drill ships capable of drilling at 10,000-foot depths.

Noble has historically earned better returns on capital than its peers through well-timed fleet additions, delivered on budget and on schedule, and by securing long-term contracts prior to committing to new orders.

Its operations are well diversified, avoiding the volatile shallow U.S. Gulf of Mexico, with a special focus on Brazil, West Africa, the North Sea, the Middle East and the deeper waters of the Gulf of Mexico. Noble has a relatively low cost structure, yet not at the expense of safety or operating efficiency.

Noble has a significant backlog of long-term contracts with financially strong customers, mostly national oil companies (Petrobras, Pemex, etc.) or large integrated majors (Shell, Exxon, Chevron, etc.). At $12 billion, its backlog alone is the equivalent of over three years of future revenue.

Our second deep-water company is FMC Technologies. FMC, along with Cameron International, is the leader in subsea production systems, consisting of trees, controls, manifolds, and related equipment. Placed at the well head on the sea floor, these components regulate oil and gas flows, control pressure, and permit safe access to the well for maintenance.

FMC is expanding its market through some new subsea technologies it has developed, including oil-water separation and water reinjection, as well as gas-liquids separation and gas compression. The key point is that these processes, which were traditionally performed on production platforms, can now be done on the sea floor. This reduces the need for expensive platform "real estate" and improves the economics of many offshore projects.

Helix Energy is primarily involved in deep water construction activities, including pipelay, equipment installation, diving, well intervention, and inspection and maintenance activities. Originally only a domestic operator, it has steadily increased its international activities.

Actuant, a relatively recent purchase, is a diversified industrial company with a substantial and increasing portion of its sales going to oil and gas markets. Historically most of its sales in this area have been high-force hydraulic tools for maintenance and repair applications, and joint integrity products, for pipeline maintenance. Actuant has moved more aggressively into offshore and deep-water markets with its recent Cortland acquisition, whose cables, rope, and umbilicals support exploration, development, and production applications. In total, we estimate that about $250 million or 15-20% of Actuant's annual sales is to oil and gas markets.

Despite the challenges posed by the world-wide economic slowdown and the accompanying dramatic decline in oil prices, we believe that our ownership of high-quality competitively-strong oil service companies will produce an attractive return to Source shareholders over the long term.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

February 2, 2009

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO OF INVESTMENTS

December 31, 2008

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 22.6%
Brady Corporation (Class A)	431,500	$10,334,425
Charles River Laboratories International, Inc.*	460,035	12,052,917
CLARCOR Inc.	332,900	11,045,622
Copart, Inc.*	303,800	8,260,322
Life Technologies Corp.*	535,000	12,470,850
Manpower Inc.	300,000	10,197,000
ScanSource, Inc.*	803,363	15,480,805
		$79,841,941
PRODUCER DURABLE GOODS — 17.8%
Actuant Corporation (Class A)	150,000	$2,853,000
Franklin Electric Co., Inc.	285,900	8,036,649
Graco Inc.	501,300	11,895,849
HNI Corporation	627,933	9,946,459
IDEX Corporation	540,900	13,062,735
WABCO Holdings Inc.	461,400	7,285,506
Zebra Technologies Corporation (Class A)*	486,900	9,864,594
		$62,944,792
RETAILING — 12.3%
CarMax, Inc.*	1,017,412	$8,017,207
O'Reilly Automotive, Inc.*	941,400	28,938,636
Signet Jewelers Limited	773,200	6,703,644
		$43,659,487
TRANSPORTATION — 9.1%
Heartland Express, Inc.	1,057,000	$16,658,320
Knight Transporation, Inc.	973,000	15,684,760
		$32,343,080
HEALTHCARE — 9.1%
AmSurg Corporation*	50,000	$1,167,000
Bio-Rad Laboratories, Inc. (Class A)*	187,200	14,098,032
Lincare Holdings Inc.*	468,600	12,619,398
VCA Antech, Inc.*	215,000	4,274,200
		$32,158,630
ENERGY — 6.9%
FMC Technologies, Inc.*	195,000	$4,646,850
Helix Energy Solutions Group, Inc.*	660,900	4,784,916
Noble Corporation	670,000	14,800,300
		$24,232,066
TECHNOLOGY — 5.7%
Cognex Corporation	368,300	$5,450,840
Maxim Integrated Products, Inc.	392,000	4,476,640
Microchip Technology Incorporated	474,951	9,275,793
Plantronics, Inc.	59,000	778,800
		$19,982,073
ENTERTAINMENT — 3.4%
Carnival Corporation (Class A)	499,900	$12,157,568
FINANCIAL — 3.3%
Brown & Brown, Inc.	557,300	$11,647,570
TOTAL COMMON STOCKS — 90.2% (Cost $344,126,102)		$318,967,207

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

December 31, 2008

PREFERRED STOCKS	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$800,000
ProLogis (Series G)	120,000	1,692,000
TOTAL PREFERRED STOCK — 0.7% (Cost $5,726,454)		$2,492,000
CONVERTIBLE BONDS AND DEBENTURES
Diodes, Inc. — 2.25% 2026	$2,000,000	$1,237,500
Transocean, Inc. — 1.5% 2037	2,000,000	1,615,000
TOTAL CONVERTIBLE BONDS AND DEBENTURES — 0.8% (Cost $2,770,000)		$2,852,500
NON-COVERTIBLE BONDS AND DEBENTURES
CORPORATE — 4.4%
Brown Shoe Company — 8.75% 2012	$3,000,000	$2,194,650
Central Garden & Pet Company — 9.125% 2013	3,000,000	1,710,000
Deluxe Corporation — 5% 2012	2,000,000	1,075,820
Helix Energy Solutions — 9.5% 2016	2,000,000	1,056,060
Invacare Corporation — 9.75% 2015	3,000,000	2,578,950
Nova Chemicals — 6.50% 2012	1,970,000	847,277
PolyOne Corporation — 6.58% 2011	1,500,000	987,600
Rock-Tenn Co. — 9.25% 2016†	2,000,000	1,810,000
Titan International, Inc. — 8% 2012	3,000,000	2,241,930
Unisys Corporation — 6.875% 2010	2,000,000	939,780
		$15,442,067
U.S. GOVERNMENT AND AGENCIES — 0.0%
Government National Mortgage Association (Mobile Home) —9.75% 2010	$68,666	$71,429
TOTAL NON-COVERTIBLE BONDS AND DEBENTURES — 4.4% (Cost $23,247,500)		$15,513,496
TOTAL INVESTMENT SECURITIES — 96.1% (Cost $375,870,056)		$339,825,203
SHORT TERM INVESTMENTS — 3.7%
Short-term Corporate Notes:
Chevron Funding Corporation — 0.05% 01/05/09	$8,000,000	$7,999,955
Chevron Funding Corporation — 0.03% 01/12/09	2,500,000	2,499,977
Chevron Funding Corporation — 0.07% 01/14/09	2,341,000	2,340,941
State Street Bank Repurchase Agreement — 0.01% 01/02/09 (Collateralized by $165,000 principal amount of U.S. Treasury Bonds — 4.75% 2037)	230,000	230,000
TOTAL SHORT-TERM INVESTMENTS (Cost $13,070,873)		$13,070,873
TOTAL INVESTMENTS — 99.8% (Cost $388,940,929)		$352,896,076
Other assets and liabilities, net — 0.2%		824,265
NET ASSETS — 100.0%		$353,720,341

*  Non-income producing securities

†  Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. This restricted security constituted 0.3% of total net assets at December 31, 2008.

See notes to financial statements.

PORTFOLIO SUMMARY

December 31, 2008
(Unaudited)

Common Stocks		90.2%
Business Services & Supplies	22.6%
Producer Durable Goods	17.8%
Retailing	12.3%
Transportation	9.1%
Healthcare	9.1%
Energy	6.9%
Technology	5.7%
Entertainment	3.4%
Financial	3.3%
Preferred Stocks		0.7%
Convertible Bonds and Debentures		0.8%
Non-Convertible Bonds and Debentures		4.4%
Short-Term Investment		3.7%
Other Assets and Liabilities, Net		0.2%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended December 31, 2008
(Unaudited)

	Shares or Face Amount
NET PURCHASES
Common Stocks
Actuant Corporation (Class A)(1)	150,000	shs.
FMC Technologies, Inc.(1)	195,000	shs.
Life Technologies Corp.	41,400	shs.
VCA Antech, Inc.	171,400	shs.
WABCO Holdings Inc.	236,400	shs.
Convertible Securities
Diodes, Inc. — 2.25% 2026(1)	$2,000,000
Transocean, Inc. — 1.5% 2037(1)	$2,000,000
Non-Convertible Security
Rock-Tenn Co. — 9.25% 2016	$1,900,000
NET SALES
Common Stocks
AmSurg Corporation	279,300	shs.
CarMax. Inc.	25,900	shs.
Cognex Corporation	309,300	shs.
IDEX Corporation	168,600	shs.
Lincare Holdings Inc.	68,200	shs.
Plantronics, Inc.	646,200	shs.
Non-Convertible Security
Realty Income Corporation — 8.25% 2008(2)	$2,000,000

(1)  Indicates New Commitment to Portfolio

(2)  Indicates Elimination from Portfolio

FEDERAL INCOME TAX INFORMATION

(Unaudited)

Calendar 2008

CASH Dividends and Distributions:

Date Paid	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
PREFERRED STOCK:
03/15/2008	$0.60	$0.60	—
06/15/2008	0.60	0.60	—
09/15/2008	0.60	0.60	—
12/15/2008	0.60	0.60	—
TOTAL	$2.40	$2.40	—
COMMON STOCK:
03/15/2008	$1.00	—	$1.00
06/15/2008	1.00	—	1.00
09/15/2008	1.00	—	1.00
12/15/2008	0.50	—	0.50
TOTAL	$3.50	—	$3.50

The amounts in column (1) is to be included as dividend income on your tax return and 100% of this amount is Qualified Dividend Income and qualify for the 5% and 15% capital gains rates.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and qualify for the 5% and 15% capital gains rates.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2008 tax returns. For corporate shareholders, 100% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2008. Therefore, Common shareholders will not receive a Form 2439 for 2008.

Notice to Dividend Reinvestment Plan Participants:

The information above shows the cash distributions paid by Source Capital during 2008. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2008, none of the distributions paid were reinvested at a discount from the market price.

State Tax Information:

None of the amounts reported was derived from U.S. Treasury Securities.

Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentage should be applied to the amounts in column (2): 100% of these gains was derived from assets held more than 6 years.

STATEMENT OF ASSETS AND LIABILITIES

	December 31, 2008
ASSETS
Investments at value:
Investment securites — at market value (cost $375,870,056) — Note A	$339,825,203
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	13,070,873	$352,896,076
Cash		834
Receivable for:
Accrued interest	$646,404
Investment securities sold	627,286	1,273,690
		$354,170,600
LIABILITIES
Payable for:
Advisory fees	$205,338
Accrued dividends — Preferred Stock	196,921
Accrued expenses	48,000	450,259
NET ASSETS — December 31, 2008		$353,720,341
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 653%) — Note B		$54,153,330
Net assets applicable to Common Stock — $34.61 per share		$299,567,011
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note B		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note B		8,655,240
Additional Paid-in Capital		369,029,134
Undistributed net realized gains		6,173,184
Unrealized depreciation of investments		(36,044,853)
NET ASSETS — December 31, 2008		$353,720,341

See notes to financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008

INVESTMENT INCOME
Income
Dividends		$6,607,645
Interest		2,077,413
		$8,685,058
Expenses — Note C:
Advisory fees	$3,496,093
Transfer agent fees and expenses	340,923
Reports to shareholders	172,023
Directors' fees and expenses	136,617
Taxes, other than federal income tax	75,855
Legal and auditing fees	64,914
Custodian fees and expenses	52,764
Registration and filing fees	30,272
Insurance	19,339
Other expenses	17,153	4,405,953
Net investment income — Note A		$4,279,105
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(excluding short-term corporate notes with maturities 60 days or less)	$134,764,936
Cost of investment securities sold	97,913,643
Net realized gain on investments — Notes A and D		$36,851,293
Change in unrealized appreciation (depreciation) of investments:
Unrealized appreciation at beginning of year	$230,930,554
Unrealized depreciation at end of year	(36,044,853)
Change in unrealized appreciation of investments		(266,975,407)
Net realized and unrealized loss on investments		$(230,124,114)
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(225,845,009)

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the year ended December 31,
	2008		2007
CHANGE IN NET ASSETS
Operations:
Net investment income	$4,279,105		$4,729,721
Net realized gain on investments	36,851,293		29,892,395
Change in unrealized appreciation of investments	(266,975,407)		4,044,298
Change in net assets resulting from operations		$(225,845,009)		$38,666,414
Distributions to Preferred shareholders:
From net investment income	$(4,576,378)		$(4,726,109)
From net realized capital gains	(149,731)	(4,726,109)	—	(4,726,109)
Distributions to Common shareholders — Note A:
From net investment income	—		$(1,584,561)
From net realized capital gains	$(30,293,340)	(30,293,340)	(32,897,373)	(34,481,934)
Proceeds from shares issued for distributions reinvested by shareholders — Note B		—		4,640,154
Net change in net assets		$(260,864,458)		$4,098,525
NET ASSETS
Beginning of year, including undistributed net investment income of $62,235 and $1,643,184 at December 31, 2007 and 2006, respectively		614,584,799		610,486,274
End of year, including undistributed net investment income of zero and $62,235 at December 31, 2008 and 2007, respectively		$353,720,341		$614,584,799

See notes to financial statements.

Notice of Source of Distributions
(Unaudited)
(Common Stock Only)

Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

		Source of Distributions
Date Paid	Amount Paid Per Share	Net Investment Income	Net Realized Capital Gains
3/15/2008	$1.00	$—	$1.00
6/15/2008	1.00	—	1.00
9/15/2008	1.00	—	1.00
12/15/2008	0.50	—	0.50
	$3.50	$—	$3.50

See page 10 for federal income tax information.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each year

	Year ended December 31,
	2008	2007	2006	2005	2004
Common Stock:
Per share operating performance:
Net asset value at beginning of year	$64.75	$64.81	$66.79	$63.20	$56.62
Income from investment operations:
Net investment income	$0.49	$0.55	$0.44	$0.42	$0.45
Net realized and unrealized gain (loss) on investment securities	(26.58)	3.94	2.86	9.16	10.65
Total from investment operations	$(26.09)	$4.49	$3.30	$9.58	$11.10
Distributions to Preferred shareholders:
From net investment income	$(0.53)	$(0.55)	$(0.25)	$(0.45)	$(0.43)
From net realized capital gains	(0.02)	—	(0.31)	(0.11)	(0.14)
Distributions to Common shareholders:
From net investment income	—	(0.18)	—	—	—
From net realized capital gains	(3.50)	(3.82)	(4.74)	(5.47)	(4.00)
Total distributions	$(4.05)	$(4.55)	$(5.30)	$(6.03)	$(4.57)
Effect of shares issued for distributions reinvested by shareholders	—	—	$0.02	$0.04	$0.05
Net asset value at end of year	$34.61	$64.75	$64.81	$66.79	$63.20
Per share market value at end of year	$28.29	$60.08	$67.59	$73.75	$71.54
Total investment return(1)	(49.3)%	(5.5)%	(1.8)%	11.5%	28.4%
Net asset value total return(2)	(42.8)%	6.1%	4.3%	14.9%	19.5%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$353,720	$614,585	$610,486	$619,973	$581,729
Ratios based on average net assets applicable to Common Stock:
Expenses(3)	0.97%	0.91%	0.90%	0.91%	0.95%
Net investment income(3)	0.95%	0.82%	0.67%	0.66%	0.77%
Portfolio turnover rate	19.43%	11.97%	13.36%	22.92%	22.86%
Preferred Stock:
Total shares outstanding(4)	1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)	$179.62	$312.10	$310.02	$314.83	$295.41
Involuntary liquidation preference per share	$27.50	$27.50	$27.50	$27.50	$27.50
Average market value per share(5)	$31.49	$32.55	$32.38	$34.21	$34.04

(1)  Based on market value per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on total net assets are as follows:

	2008	2007	2006	2005	2004
Expenses	0.87%	0.83%	0.82%	0.83%	0.85%
Net investment income	0.84%	0.75%	0.61%	0.60%	0.69%

(4)  Information shown as of the end of the year.

(5)  The average of all month-end market values during each year.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day securities are valued at the mean between the most recent bid and asked prices. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the option of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. Preferred asset coverage was 653% at December 31, 2008.

The Company did not issue any shares of Common Stock, under its Dividend Reinvestment Plan for Common and Preferred shareholders during the year ended December 31, 2008.

NOTE C—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the year ended December 31, 2008, the Company paid aggregate fees of $135,000 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE D—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2008, were as follows:

Undistributed ordinary income	$55,307
Undistributed net realized gains	$6,623,456

The tax status of dividends and distributions paid during the fiscal years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Dividends from ordinary income:
Preferred	$4,726,109	$4,726,109
Distributions from Long-term capital gains:
Common	$30,293,340	$32,933,989

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $97,914,888 during the year ended December 31, 2008. Realized gains and losses are based on the specific identification method.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

The cost of securities was $376,375,634 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2008, for federal income tax purposes was $37,386,955 and $73,937,386, respectively, resulting in net unrealized depreciation of $36,550,431. The Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on January 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Company. As of and during the year ended December 31, 2008, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2004 or by state tax authorities for years ended on or before December 31, 2003.

During the year ended December 31, 2008, the Company reclassified $235,038 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting relating to differences in the methods used to amortize market discount.

NOTE E—Disclosure of Fair Value Measurements

The Company adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, on January 1, 2008. FAS 157 requires the Company to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of December 31, 2008:

Level 1 — Quoted Prices	$321,459,207
Level 2 — Other significant observable inputs	31,436,869	*
Level 3 — Significant unobservable inputs	—
Total investments	$352,896,076

*  Includes $13,070,873 of short-term investments with maturities of 60 days or less that are valued at amortized cost.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 2, 2009

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held August 4, 2008, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board considered information regarding the Adviser and its staffing in connection with the Company, including the Company's portfolio managers, the addition of a senior analyst to their team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board noted the experience, length of service and the reputation of the Company's Portfolio managers, Eric Ende and Steven Geist, who have managed the Company since 1996. The Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Company and its shareholders.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

Investment Performance. The Directors reviewed the overall investment performance of the Company. They also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Company's performance relative to a peer group selected by Lipper (the "Peer Group"). The Directors noted the Company's competitive longer-term investment performance since the current portfolio managers assumed management of the Company when compared to the Peer Group. They further concluded that the Adviser's continued management of the Company should benefit the Company and its shareholders.

Advisory Fees and Company Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Company, the extent to which economies of scale with respect to the management of the Company, if any, would be realized, and whether the Company is sharing, or will share, in those economies.

The Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Directors noted that the Company's fees and expenses were at the lower end of the range for the Peer Group. The Directors noted that the overall expense ratio of the Company was also at the lower end of the range when compared to the Peer Group. The Directors noted that the fee rate charged to the Company is currently lower than the fee rate charged by the Adviser on other products managed in a similar style by the portfolio manager. The Directors concluded that the overall fee rate was reasonable and fair to the Company and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Directors considered whether there have been economies of scale with respect to the management of the Company, whether the Company has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Company's assets and any economies of scale that may exist. The Directors noted that the Adviser had not increased the fee rate charged to the Company despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Company, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included a significant investment in a new analyst who assists with the management of the Company, additions to administrative personnel and systems that enhance the quality of services provided to the Company and the establishment of a full-time Chief Compliance Officer and his assistant. The Directors also noted that asset levels of the Company are currently lower than they were three years ago, yet the Adviser has continued to make investments in personnel servicing the Company.

Conclusions. The Directors determined that the Company continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Directors agreed that the Company continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Directors acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Directors determined that the Company's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Company are fair and reasonable under the current circumstances. In reaching their conclusions, the Directors acknowledged that the fees and expenses of the Company are clearly disclosed in all reports to Company shareholders and in industry research databases such as those maintained by Lipper and Morningstar, and that the Company's shareholders have ready access to other funds with different strategies, fees and expenses and can sell their shares at any time if they feel the Adviser does not add fair value for the fees and expenses charged. The Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Company's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Company. On the basis of the foregoing, and without assigning particular weight to any single factor, the Directors determined to approve the continuation of the current advisory agreement for another one-year period ending September 30, 2009.

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (73)*	Director	Term: 1 Year Time Served: 10 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP a public accounting firm.	6

Thomas P. Merrick - (71)*	Director	Term: 1 Year Time Served: 2 Year	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	3

David Rees - (85)*	Director	Term: 1 Year Time Served: 40 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (80)*	Director	Term: 1 Year Time Served: 9 Years	Retired President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Lawrence J. Sheehan - (76)*	Director	Term: 1 Year Time Served: 17 Years	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the firm of O'Melveny & Myers LLP.	6

Eric S. Ende - (64)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 24 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (55)	Executive Vice President and Portfolio Manager	Time Served: 12 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (48)	Treasurer	Time Served: 12 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (54)	Secretary	Time Served: 26 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (51)	Chief Compliance Officer	Time Served: 14 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (41)	Assistant Treasurer	Time Served: 3 Years	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

* Audit committee member

Mr. Altman and Mr. Sheehan serve as members of the audit committee of five open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. Mr. Merrick serves as a member of the audit committee of two open-end investment companies managed by FPA. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2008, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2007, was submitted to the NYSE on May 6, 2008. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
http://melloninvestor.com/isd

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR  Common Stock
SOR+  Preferred Stock

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o BNY Mellon Shareowner Services, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

Item 2.                                                           Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)                                Not Applicable

(c)                                 During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                 Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                           Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                                                           Principal Accountant Fees and Services.

		2007	2008
(a)	Audit Fees	$33,600	$35,300
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$6,550	$6,875
(d)	All Other Fees	-0-	-0-

(e)(1)                 Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                 Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                 If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                              Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)                              Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                                                           Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are: Willard H. Altman, Jr., Thomas P. Merrick, David Rees, Paul G. Schloemer and Lawrence J. Sheehan.

Item 6.                                                          Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

POLICY

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”) and separately managed accounts (including those governed under the laws and provisions of ERISA) (collectively referred to as client or clients).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party, in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s guidelines (see “Guidelines” below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.  To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received.  The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients’ accounts under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

When voting telephonically.  The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, the date of the telephone call is noted on the proxy and filed in the account’s file.  Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

When voting manually.  Sign and date after manually checking each proposal being voted and send through the regular postal service.  A copy of the proxy is filed in the account’s file.

Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting electronically.  Go online and vote each proxy as designated.  A confirmation is then returned through e-mail.  These confirmations are printed and are then filed with the proxy in the account’s file.  Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting.  See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.               these proxy voting policies and procedures, and all amendments thereto;

2.               all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3.               a record of all votes cast on behalf of clients;

4.               records of all client requests for proxy voting information;

5.               any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.               all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:		Oppose

	1.	Proposals to stagger board members’ terms;
	2.	Proposals to limit the ability of shareholders to call special meetings;

	3.	Proposals to require super majority votes;
	4.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
	5.	Proposals regarding “fair price” provisions;
	6.	Proposals regarding “poison pill” provisions; and
	7.	Permitting “green mail.”

2.	Providing cumulative voting rights		Oppose

3.	“Social issues,” unless specific client guidelines supersede		Oppose

4.	Election of directors recommended by management, except if there is a proxy fight		Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies		Approve

6.	Date and place of annual meeting		Approve

7.	Limitation on charitable contributions or fees paid to lawyers		Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting		Approve

9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability		Approve

11.	Eliminate preemptive right		Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings.  These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, LLC
REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Chief Operating Officer, First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

Item 8.                                                           Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the registrant.

Mr. Ende has been the President, Chief Investment Officer and Director of the registrant for more than the past five years and Partner of the Adviser since October 2006.  Mr. Ende also serves as Director, President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc., and as Vice President of FPA Capital Fund, Inc., FPA New Income, Inc. and FPA Funds Trust’s FPA Crescent Fund for more than the past five years. Mr. Ende served as Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the registrant since November 2006, and Partner of the Adviser since October 2006.  Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. for more than the past five years. Mr. Geist served as Senior Vice President and Fixed-Income Manager of the registrant from November 1999 to November 2006, and Vice President of the First Pacific Advisors, Inc. from December 1994 to September 2006.

FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)                 The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of two open-end investment companies and three other accounts, with total aggregate assets of $391 million at December 31, 2008. In addition, Mr. Geist assists in the management of a small portion of another open-end investment company and 12 other accounts with total aggregate assets of $2.5 billion at December 31, 2008. None of these accounts have an advisory fee based on the performance of the account. The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the registrant and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

(a)(3)                 Compensation of the Adviser’s Portfolio Managers includes a fixed salary plus participation in the Adviser’s revenues and profits. The participation in revenues and profits is primarily based on the revenues received on the assets managed by those Portfolio Managers, including the registrant’s assets, and partly based on the overall profitability of the Adviser.  In addition, as equity owners of the Adviser, the value of each Portfolio Manager’s ownership interest is dependent upon their ability to effectively manage their business over the long term. The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)                 The dollar value of shares of Common Stock of the registrant owned at December 31, 2008 by Mr. Ende was between $100,001 and $500,000 and by Mr. Geist was between $10,001 and $50,000.

(b)                              Not Applicable.

Item 9.                                                           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                     Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                                                     Controls and Procedures.

(a)                                The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                               There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                     Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)                  Not Applicable

(b)                               Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 23, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 23, 2009